UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2017

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560
(Address of principal executive offices, with zip code)

(510) 744-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02                                           Results of Operations and Financial Condition

On July 13, 2017, Depomed, Inc. (the “Company”) announced its intent to effect a refinancing of its existing $375 million principal amount of privately placed secured senior notes and issued a press release announcing selected preliminary financial information for the quarter ended June 30, 2017.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The preliminary financial information as of June 30, 2017 has not been reviewed by the Company’s auditors and is subject to change upon completion of the accounting and financial reporting processes necessary to complete the Company’s financial closing procedures. The preliminary financial information is not a comprehensive statement of the Company’s financial results for the quarter ended June 30, 2017, and the Company’s actual results may differ materially from this estimate as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments arising between now and the time that the Company’s financial results for this period are finalized.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1 Depomed, Inc. Press Release issued on July 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: July 13, 2017
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Depomed, Inc. Press Release issued on July 13, 2017